Exhibit 99.4

FORM OF NOTICE TO CLIENTS OF CUSTODIAN BANKS, BROKERS, DEALERS, OR OTHER NOMINEES

QUANTUM CORPORATION

Non-Transferable Subscription Rights to Purchase Shares of Common Stock, at a Subscription Price of $2.25 per

Whole Share of Common Stock

Distributed to Stockholders and Certain Warrant Holders

of Quantum Corporation

March 29, 2022

To Our Clients:

Enclosed for your consideration are a prospectus, dated December 9, 2020, as supplemented by the prospectus supplement dated March 29, 2022 (as so supplemented, the “Prospectus”), and the “Instructions as to Use of Rights Certificates” relating to the distribution (the “Rights Offering”) of non-transferable subscription rights (the “subscription rights”) by Quantum Corporation, a Delaware corporation (the “Company”), at no charge to the holders, as of 5:00 p.m., Eastern Time, on March 25, 2022 (the “record date”), of (a) the Company’s outstanding shares of common stock, par value $0.01 per share and (b) certain outstanding warrants to purchase shares of the Company’s common stock issued on December 27, 2018 and June 16, 2020 (the “Participating Warrants”), which are entitled to participate alongside the Company’s holders of common stock in this offering (the securities in clauses (a) and (b), collectively, the “Eligible Securities” and the holders of the Eligible Securities, collectively, the “Eligible Securityholders”).

Each Eligible Securityholder will receive one subscription right for each share of common stock owned (including shares of common stock issuable upon exercise of the Participating Warrants) on the Record Date (the “Basic Subscription Right”). Each subscription right entitles an Eligible Securityholder to purchase 0.422572999 of a share of the Company’s common stock at a subscription price equal to $2.25 per whole share of common stock (the “Subscription Price”). Eligible Securityholders who fully exercise their Basic Subscription Rights will be entitled to an over-subscription privilege to subscribe for and purchase, at the Subscription Price, additional shares of common stock that remain unsubscribed as a result of unexercised Basic Subscription Rights, subject to pro rata adjustments, if any (the “Over-Subscription Privilege”). If all Eligible Securityholders exercise their subscription rights in full, the Company would issue in connection with the Rights Offering, in the aggregate, approximately 30 million shares of common stock, subject to adjustment for the number of actual shares, including shares issuable upon exercise of the Participating Warrants, outstanding as of the record date. The subscription rights and shares of the Company’s common stock are described in the Prospectus.

The subscription rights may be exercised at any time during the subscription period, which will commence on March 29, 2022, and will expire at 5:00 p.m., Eastern Time, on April 18, 2022, unless the Company extends such period (the “Subscription Period”). To our knowledge, the Company does not currently intend to extend the Subscription Period. If you elect to exercise any subscription rights, Computershare Trust Company, N.A. (the “Subscription Agent”), must receive all required documents and payments from you at or prior to the Expiration Time. If you elect to exercise any subscription rights and timely submit all required documents and payment prior to the Expiration time, your subscription rights will be considered exercised at the Expiration Time.

If you send a payment that is insufficient to purchase the number of shares of common stock you requested, or if the number of shares of common stock you requested is not specified in the forms, the payment received will be applied to exercise your subscription rights to the fullest extent possible based on the amount of the payment received. If the payment exceeds the Subscription Price for the full exercise of your subscription rights, or if you subscribe for more shares of common stock than you are eligible to purchase, then the excess will be returned to you as soon as practicable, without interest or penalty, following 5:00 p.m., Eastern Time on April 18, 2022, unless the Company extends such period (the “Expiration Time”). You will not receive interest on any payments refunded to you under the Rights Offering. The Company reserves the right to reject any or all subscriptions not properly or timely submitted or completed or the acceptance of which would, in the opinion of the Company’s counsel, be unlawful. If you elect to exercise any subscription rights and timely submit all required documents and payment prior to the Expiration Time, your subscription rights will be considered exercised at the Expiration Time.

The Company is not making the Rights Offering in any state or other jurisdiction in which it is unlawful to do so, nor is the Company distributing or accepting any offers to purchase any shares of common stock from subscription right holders who are residents of those states or other jurisdictions or who are otherwise prohibited by federal, state or foreign laws or regulations from accepting or exercising the subscription rights. The Company may decline to make modifications to the terms of the Rights Offering requested by those states or other jurisdictions, in which case, if you are a resident in those states or jurisdictions or if you are otherwise prohibited by federal, state or foreign laws or regulations from accepting or exercising the subscription rights, you will not be able to participate in the Rights Offering.

There is no minimum number of shares of common stock that you must purchase, but you may not purchase fractional shares. You may exercise all or a portion of your subscription rights for whole shares of common stock or you may choose not to exercise any of your subscription rights at all. Please see the discussion of risk factors related to the Rights Offering, including no revocation of your decision to exercise, under the heading “Risk Factors—Risks Related to the Rights Offering” in the Prospectus.

Once you submit the form of rights certificate to exercise any subscription rights, you are not allowed to revoke, cancel or change the exercise of your subscription rights or request a refund of monies paid. All exercises of subscription rights are irrevocable, even if you subsequently learn information about the Company or the Company’s business, financial position, results of operations, or cash flows that is material or adverse or that you otherwise consider to be unfavorable.

The subscription rights will be evidenced by a rights certificate registered in the name of the record holder, us. THE MATERIALS ENCLOSED ARE BEING FORWARDED TO YOU AS THE BENEFICIAL OWNER OF SHARES CARRIED BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. THE SUBSCRIPTION RIGHTS MAY ONLY BE EXERCISED PURSUANT TO YOUR INSTRUCTIONS BY US AS THE RECORD OWNER. Accordingly, we request instructions as to whether you wish us to elect to subscribe for any shares of common stock to which you are entitled pursuant to the terms and subject to the conditions set forth in the Prospectus. We urge you to read the Prospectus carefully before instructing us to exercise your subscription rights.

If you wish to have us exercise the subscription rights for any shares of common stock to which you are entitled, please so instruct us by completing, executing and returning to us the enclosed Beneficial Owner Election form.

Your Beneficial Owner Election form should be forwarded to us as promptly as possible in order to permit us to exercise your subscription rights on your behalf in accordance with the provisions of the Rights Offering. The subscription rights will expire at the end of the Subscription Period, however, we may require you to submit your forms to us at an earlier date. Please contact us for our deadline with respect to your submission of the Beneficial Owner Election form.

Additional copies of the enclosed materials may be obtained from the information agent for the Rights Offering, Alliance Advisors, LLC (the “Information Agent”), by calling toll free at (833) 786-6484, by mail at Alliance Advisors, LLC, 200 Broadacres Dr., 3rd Floor, Bloomfield, NJ 07003, or by e-mail at QMCO@allianceadvisors.com. Any questions or requests for assistance concerning the Rights Offering should be directed to the Information Agent.

Very truly yours,

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE PROSPECTUS OF THE COMPANY, DATED DECEMBER 9, 2020, AS SUPPLEMENTED BY THE PROSPECTUS SUPPLEMENT DATED MARCH 29, 2022, AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM ALLIANCE ADVISORS, LLC, THE INFORMATION AGENT FOR THE RIGHTS OFFERING, BY CALLING TOLL FREE AT (833) 786-6484, BY MAIL AT ALLIANCE ADVISORS, LLC, 200 BROADACRES DR., 3RD FLOOR, BLOOMFIELD, NJ 07003, OR BY E-MAIL AT QMCO@ALLIANCEADVISORS.COM.

QUANTUM CORPORATION

BENEFICIAL OWNER ELECTION FORM

I (We), the beneficial owner(s) of shares of (a) common stock, par value $0.01 per share and/or (b) certain outstanding warrants to purchase shares of common stock issued on December 27, 2018 and June 16, 2020 (the “Participating Warrants”), of Quantum Corporation, a Delaware corporation (the “Company”), acknowledge receipt of your letter, the prospectus dated December 9, 2020, as supplemented by the prospectus supplement dated March 29, 2022 (as so supplemented, the “Prospectus”), and the other enclosed materials relating to the offering of non-transferable subscription rights (the “subscription rights”) to purchase an aggregate of approximately 30 million shares of common stock to be issued by the Company, subject to adjustment for the number of actual shares, including shares issuable upon exercise of the Participating Warrants, outstanding as of the record date. Each subscription right gives the beneficial owner(s) thereof the right to purchase from the Company 0.422572999 of a share of common stock at a subscription price of $2.25 per whole share, as described in the Prospectus. In addition, holders of subscription rights who fully exercise their basic subscription right will be entitled to subscribe, at the same subscription price, for a portion of any shares of common stock that other holders of subscription rights do not purchase through the exercise of their basic subscription rights, subject to pro rata adjustments, if any. The Company will not issue fractional shares in the rights offering. Instead, fractional shares resulting from the exercise of subscription rights will be eliminated by rounding down to the nearest whole share.

With respect to any instructions to exercise (or not to exercise) subscription rights, I (we) acknowledge that this form must be completed and returned such that it will actually be received by the Company by 5:00 p.m., Eastern Time, on April 18, 2022, the scheduled expiration date of the subscription period of the Rights Offering.

In this form, I (we) instruct you whether to exercise subscription rights to purchase shares of common stock distributed with respect to the shares of common stock and Participating Warrants held by you for my (our) account, pursuant to the terms and subject to the conditions set forth in the Prospectus and the related “Instructions as to Use of Rights Certificate.”

I (We) hereby instruct you as follow:

(CHECK THE APPLICABLE BOXES AND PROVIDE ALL REQUIRED INFORMATION)

Box 1. ☐ Please DO NOT EXERCISE SUBSCRIPTION RIGHTS for shares of common stock.

Box 2. ☐ Please EXERCISE SUBSCRIPTION RIGHTS for shares of common stock as set forth below.

The number of subscription rights for which the undersigned gives instructions for exercise under the subscription privilege should not exceed the number of subscription rights that the undersigned is entitled to exercise.

☐ Full Entitlement of Basic Subscription Right:	No. of Basic Subscription Rights	x 0.422572999	= No. of Shares (rounded down to the nearest whole share)	x $2.25 Subscription Price	= $ Payment enclosed

☐ In addition, apply for Over-Subscription Privilege:	= No. of Shares	x	$2.25 Subscription Price	= $ Payment enclosed

IF YOU DO NOT WISH TO APPLY FOR YOUR FULL ENTITLEMENT OF BASIC SUBSCRIPTION RIGHTS:

☐ Partial Entitlement of Basic Subscription Right:	= No. of Shares	x	$2.25 Subscription Price	= $ Payment enclosed

Box 3. ☐ Payment in the following amount is enclosed: $         .

Box 4. ☐ Please deduct payment of $ from the following account maintained by you:                     .

(The total of Box 3 and 4 must equal the total payment specified above)

Type of Account:

Account No.:

I (We) on my (our) behalf, or on behalf of any other person(s) on whose behalf, or under whose directions, I am (we are) signing this form:

•	irrevocably elect to purchase the number of shares of common stock indicated above upon the terms and conditions specified in the Prospectus

•	agree that if I (we) fail to pay for the shares of common stock I (we) have elected to purchase, you may exercise any remedies available to you under law

Name of beneficial owner(s):
Signature of beneficial owner(s):
Date:

If you are signing in your capacity as a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or another acting in a fiduciary or representative capacity, please provide the following information:

Name:
Capacity:
Address (including Zip Code):

Telephone Number:

PLEASE NOTE:

If you check Box 1, please sign and date this form and mail it to your custodian bank, broker, dealer, or other nominee that holds your shares. If you do not check Box 1, please do the following:

•	Check Box 2 and fill out the table shown in Box 2

•	Check Box 3 and/or Box 4 and fill out the information indicated under Box 3 and/or Box 4

•	Sign and date this form and mail it to your custodian bank, broker, dealer, or other nominee that holds your shares.

PLEASE MAKE SURE THAT YOU USE THE CORRECT ADDRESS. You may want to check this address with your custodian bank, broker, dealer, or other nominee.

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE PROSPECTUS OF THE COMPANY, DATED DECEMBER 9, 2020, AS SUPPLEMENTED BY THE PROSPECTUS SUPPLEMENT DATED MARCH 29, 2022, AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM ADVISORS ALLIANCE, LLC, THE INFORMATION AGENT FOR THE RIGHTS OFFERING, BY CALLING TOLL FREE AT (833) 786-6484, BY MAIL AT ALLIANCE ADVISORS, LLC, 200 BROADACRES DR., 3RD FLOOR, BLOOMFIELD, NJ 07003, OR BY E-MAIL AT QMCO@ALLIANCEADVISORS.COM.

QUANTUM CORPORATION

NOMINEE HOLDER CERTIFICATION

The undersigned, a custodian bank, broker, dealer, or other nominee holder of subscription rights to purchase shares of common stock, as described in the Company’s prospectus dated December 9, 2020, as supplemented by the prospectus supplement dated March 29, 2022 (as so supplemented, the “Prospectus”), hereby certifies to the Company and Computershare Trust Company, N.A., as subscription agent for the Rights Offering, that the undersigned has exercised on behalf of the beneficial owners thereof (which may include the undersigned), the subscription privilege as to the number of shares of common stock specified below on behalf of beneficial owners of subscription rights:

NUMBER OF SHARES OWNED ON RECORD DATE	NUMBER OF SUBSCRIPTION RIGHTS EXERCISED	NUMBER OF SHARES SUBSCRIBED FOR PURSUANT TO BASIC SUBSCRIPTION RIGHT	NUMBER OF SHARES SUBSCRIBED FOR PURSUANT TO OVER- SUBSCRIPTION PRIVILEGE
1.
2.
3.
4.
5.

Name of Custodian Bank, Broker, Dealer, or Other Nominee

By:
Authorized Signature

Name:
(Please print or type)

Title:
(Please print or type)

Depository Trust Company (“DTC”) Participant Number:

Participant:

By:
Authorized Signature

Name:
(Please print or type)

Title:
(Please print or type)

DTC Subscription Confirmation Number(s):